                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                    -----------------------------------

                               FORM 8-K

                             CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

                    -----------------------------------

       Date of Report (Date of earliest event reported): February 1, 1999


                        AFFILIATED MANAGERS GROUP, INC.
              -------------------------------------------------
              (Exact name of Registrant as specified in charter)


         Delaware                     001-13459                043218510
----------------------------    -----------------------    -------------------
(State or other jurisdiction    (Commission file number)      (IRS employer
      of incorporation)                                    identification no.)


             Two International Place, 23rd Floor, Boston, MA 02110
        --------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


                             (617) 747-3300
               ----------------------------------------------------
               (Registrant's telephone number, including area code)

Item 5.  Other Events

Registrant is filing this Form 8-K in order to file a current earnings press release. By this filing, Registrant is not establishing the practice of filing all earnings press releases in the future and may discontinue such filings at any time.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

Exhibit "A" -- Press Release issued on January 27, 1999 by Affiliated Managers Group, Inc.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AFFILIATED MANAGERS GROUP, INC.
                                     --------------------------------
                                         (Registrant)


Date: February 1, 1999               /s/ Darrell W. Crate
                                     --------------------------------
                                     DARRELL W. CRATE
                                     Senior Vice President,
                                     Chief Financial Officer and Treasurer
                                     (and also as Principal Financial and
                                      Accounting Officer)

                            Exhibits


     A. Press Release issued on January 27, 1999 by Affiliated Managers Group, Inc.

              [LETTERHEAD OF AMG AFFILIATED MANAGERS GROUP, INC.]


                                   Contact:     Darrell W. Crate
                                                Affiliated Managers Group, Inc.
                                                (617) 747-3300



                   AMG REPORTS FINANCIAL AND OPERATING RESULTS
                      FOR FOURTH QUARTER AND FULL YEAR 1998

    COMPANY REPORTS FOURTH QUARTER EBITDA OF $24.0 MILLION AND EPS OF $0.48

BOSTON, MA, JANUARY 27, 1999 -- Affiliated Managers Group, Inc. (NYSE:AMG), an asset management holding company, today reported its financial and operating results for the fourth quarter and full year ended December 31, 1998.

Reported net income for the fourth quarter was $9.3 million, or $0.48 per share on a diluted basis, on revenues of $80.3 million. Reported earnings before interest expense, income taxes, depreciation and amortization ("EBITDA") for the fourth quarter was $24.0 million. These results compare to reported net income before extraordinary item for the fourth quarter 1997 of $0.8 million, or $0.07 per share on a diluted basis, on revenues of $42.0 million, and EBITDA before extraordinary item of $12.1 million. The revenues, EBITDA and net income for the fourth quarter 1998 include substantial performance fees which, due to their dependence on investment results, may not recur to the same magnitude in future years.

For the year ended December 31, 1998, reported net income was $25.6 million, or $1.33 per share on a diluted basis, on revenues of $238.5 million, while on a reported basis, EBITDA for the year ended December 31, 1998 was $76.3 million. For the year ended December 31, 1997, reported net income before the extraordinary item was $1.6 million, or $0.20 per share on a diluted basis, on revenues of $95.3 million. Reported EBITDA for the year ended December 31, 1997 was $20.0 million.

On a pro forma basis (giving effect to the investments in Essex Investment Management Company, LLC, completed on March 20, 1998, Davis Hamilton Jackson & Associates, L.P., completed on December 31, 1998, and Rorer Asset Management, LLC, completed on January 6, 1999, as if each occurred as of January 1, 1998), net income for the year ended December 31, 1998 was $28.3 million, or $1.45 per share. EBITDA on the same pro forma basis for the year ended December 31, 1998 was $89.3 million.


                                     (MORE)

Affiliated Managers Group Reports 4Q98 and Full Year 1998 Results
January 27, 1999
Page 2 of 5


Pro forma for the investment in Rorer, assets under management at December 31, 1998 were $62.1 billion. Assets under management by Tweedy, Browne Company LLC, AMG's largest Affiliate based on EBITDA Contribution (as defined in Note 6 to the attached Summary Financial Data), rose to $6.6 billion, a
24.3 percent increase for the year. Aggregate net client cash flows were positive for the year at $160 million, although those for the fourth quarter were negative $1.5 billion due to a decline in assets indirectly managed using "overlay" strategies. Overlay assets (which generally carry lower fees than directly managed assets) declined by $1.6 billion in the fourth quarter and for the year. Excluding the effect of these overlay assets, aggregate directly managed assets of AMG's Affiliates increased by $170 million in the fourth quarter and $1.7 billion for the year.

"We are pleased with AMG's strategic and financial achievements in 1998, our first year as a public company," said William J. Nutt, Chairman, President, and Chief Executive Officer. "Notwithstanding volatile markets in the latter half of the year, our Affiliates produced impressive growth resulting from strong investment performance and positive aggregate net client cash flows over the year. In addition, we continued to successfully execute our strategy of generating growth through investments in new Affiliates. With the additions of Rorer, Davis Hamilton, and Essex, AMG has grown to 13 Affiliates. These new Affiliates further expand AMG's diversity by asset class, investment style, client type, and geographic region. Finally, we are also pleased to have assisted one of our Affiliates, The Burridge Group LLC, in acquiring an excellent firm, Sound Capital Partners, LLC, in July of 1998."

AMG was founded in 1993 to address the succession and transition issues facing the founders and owners of many mid-sized investment firms. AMG's strategy is to generate growth through new investments, as well as through the internal growth of existing Affiliates. AMG's innovative transaction structure allows individual members of each Affiliate's management to retain or receive significant direct ownership in their firm while maintaining operating autonomy. In addition, AMG provides centralized assistance to its Affiliates, when requested, in strategic matters, marketing, product development, and operations support.

CERTAIN MATTERS DISCUSSED IN THE PRESS RELEASE MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. ACTUAL RESULTS AND THE TIMING OF CERTAIN EVENTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN OR CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS DUE TO A NUMBER OF FACTORS, INCLUDING CHANGES IN THE SECURITIES OR FINANCIAL MARKETS OR IN GENERAL ECONOMIC CONDITIONS, THE AVAILABILITY OF EQUITY AND DEBT FINANCING, COMPETITION FOR ACQUISITIONS OF INTEREST IN INVESTMENT MANAGEMENT FIRMS, AND OTHER RISKS DETAILED FROM TIME TO TIME IN AMG'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. REFERENCE IS HEREBY MADE TO THE "CAUTIONARY STATEMENTS" SET FORTH IN THE COMPANY'S FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997.

                           [FINANCIAL TABLES FOLLOW]

                                     # # #

    FOR MORE INFORMATION ON AFFILIATED MANAGERS GROUP, VIA FAX AT NO CHARGE,
            PLEASE DIAL 1-800-PRO-INFO AND ENTER TICKER SYMBOL "AMG"
                 OR VISIT AMG'S WEB SITE AT WWW.AMG-BOSTON.COM

                        AFFILIATED MANAGERS GROUP, INC.
                           SUMMARY FINANCIAL DATA
         (dollars in thousands, except as indicated and per share data)

                                                                                                     Pro Forma
                                                                Three Months      Three Months      Three Months
                                                               Ended 12/31/97    Ended 12/31/98    Ended 12/31/98(3)
                                                               --------------    --------------    --------------
                                                                                  (unaudited)
STATEMENT OF INCOME DATA:
  Revenues.................................................     $    42,007       $    80,293       $    88,635
  Other operating expenses.................................          24,040            42,390            46,853
  Depreciation and amortization............................           4,378             5,398             6,230
                                                               --------------    --------------    --------------
  Operating income.........................................          13,589            32,505            35,552
  Investment and other income..............................            (360)             (910)             (992)
  Interest expense.........................................           5,772             3,036             4,045
                                                               --------------    --------------    --------------
  Income before minority interest, income taxes
    and extraordinary item.................................           8,177            30,379            32,499
  Minority interest........................................          (6,224)          (14,862)          (16,232)
                                                               --------------    --------------    --------------
  Income before income taxes and extraordinary item........           1,953            15,517            16,267
  Income tax expense.......................................           1,143             6,207             6,832
                                                               --------------    --------------    --------------
  Income before extraordinary item.........................             810             9,310             9,435
  Extraordinary item.......................................         (10,011)             --                --
                                                               --------------    --------------    --------------
  Net income (loss)........................................     $    (9,201)      $     9,310       $     9,435
                                                               --------------    --------------    --------------
                                                               --------------    --------------    --------------

  Average shares outstanding - basic.......................       7,331,741        17,492,720        17,490,992
  Average shares outstanding - diluted.....................      12,344,678        19,360,481        19,358,753

  Income before extraordinary item per share - basic.......     $      0.11       $      0.53       $      0.54
  Income before extraordinary item per share - diluted.....     $      0.07       $      0.48       $      0.49

OTHER FINANCIAL DATA:
  EBITDA (1)...............................................     $    12,103       $    23,951       $    26,542
  EBITDA as adjusted (2)...................................     $     5,188       $    14,708       $    15,665
  EBITDA as adjusted per share.............................     $      0.42       $      0.76       $      0.81
    (under same method used to calculate
    diluted earnings per share)



                                                                                                     Pro Forma
                                                                December 31,      December 31,      December 31,
BALANCE SHEET DATA:                                                 1997             1998              1998
                                                               --------------    --------------    --------------
                                                                                  (unaudited)
  Senior debt..............................................     $   159,500       $   212,500       $   277,500
  Subordinated debt........................................             800               800               800
  Stockholders' equity.....................................     $   259,740       $   313,655       $   313,655


                                    (more)

                      AFFILIATED MANAGERS GROUP, INC.
                          SUMMARY FINANCIAL DATA
       (dollars in thousands, except as indicated and per share data)

                                                                                                              Pro Forma
                                                                 Year Ended             Year Ended           Year Ended
                                                                  12/31/97               12/31/98            12/31/98(3)
                                                                  -----------           -------------        -----------
                                                                                         (unaudited)

STATEMENT OF INCOME DATA:
    Revenues............................................          $    95,287           $     238,494          $   278,327
    Other operating expenses............................               64,168                 125,590              146,175
    Depreciation and amortization.......................                8,558                  20,124               24,386
                                                                  -----------           -------------          -----------
    Operating income....................................               22,561                  92,780              107,766
    Investment and other income.........................               (1,174)                 (2,251)              (2,585)
    Interest expense....................................                8,479                  13,603               16,179
                                                                  -----------           -------------          -----------
    Income before minority interest, income taxes
      and extraordinary item............................               15,256                  81,428               94,172
    Minority interest...................................              (12,249)                (38,843)             (45,459)
                                                                  -----------           -------------          -----------
    Income before income taxes and extraordinary item...                3,007                 42,585                48,713
    Income tax expense..................................                1,364                 17,034                20,459
                                                                  -----------           -------------          -----------
    Income before extraordinary item....................                1,643                 25,551                28,254
    Extraordinary item..................................              (10,011)                  --                    --
                                                                  -----------           -------------          -----------
    Net income (loss)...................................          $    (8,368)          $     25,551           $    28,254
                                                                  -----------           -------------          -----------
                                                                  -----------           -------------          -----------
    Average shares outstanding--basic...................            2,270,684             17,582,900            17,490,992
    Average shares outstanding--diluted.................            8,235,529             19,222,831            19,479,900

    Income before extraordinary item per share - basic..                 0.72                   1.45                  1.62
    Income before extraordinary item per share - diluted                 0.20                   1.33                  1.45

OTHER FINANCIAL DATA:
    EBITDA (1)..........................................          $    20,044           $     76,312           $    89,278
    EBITDA as adjusted (2)..............................          $    10,201           $     45,675           $    52,640
    EBITDA as adjusted per share........................          $      1.24           $       2.38           $      2.70
      (under same method used to calculate
       diluted earnings per share)

                                   (more)

AFFILIATED MANAGERS GROUP, INC.
SUMMARY FINANCIAL DATA
(dollars in thousands, except as indicated and per share data)

SUPPLEMENTAL REPORTED AND PRO FORMA INFORMATION:

                                                           Reported          Reported          Pro Forma           Pro Forma
                                                         Three Months       Year Ended        Three Months         Year Ended
                                                        Ended 12/31/98       12/31/98       Ended 12/31/98(3)      12/31/98(3)
                                                        --------------    --------------    -----------------   -----------------
                                                                   (unaudited)
Assets under management (at period end in millions):
  Tweedy, Browne                                            $ 6,641         $  6,641              $ 6,641            $  6,641
  Other Affiliates (4)                                       51,090           51,090               55,490              55,490
                                                        --------------    --------------    -----------------   -----------------
    Total                                                   $57,731         $ 57,731              $62,131            $ 62,131
                                                        --------------    --------------    -----------------   -----------------
                                                        --------------    --------------    -----------------   -----------------
Revenues:
  Tweedy, Browne                                            $18,937         $ 78,243              $18,937            $ 78,243
  Other Affiliates                                           61,356          160,251               69,698             200,084
                                                        --------------    --------------    -----------------   -----------------
    Total                                                   $80,293         $238,494              $88,635            $278,327
                                                        --------------    --------------    -----------------   -----------------
                                                        --------------    --------------    -----------------   -----------------
Owners' Allocation (5):
  Tweedy, Browne                                            $13,072         $ 54,097              $13,072            $ 54,097
  Other Affiliates                                           28,902           69,785               32,818              88,936
                                                        --------------    --------------    -----------------   -----------------
    Total                                                   $41,974         $123,882              $45,890            $143,033
                                                        --------------    --------------    -----------------   -----------------
                                                        --------------    --------------    -----------------   -----------------
EBITDA Contribution (6):
  Tweedy, Browne                                            $ 9,392         $ 39,284              $ 9,392            $ 39,284
  Other Affiliates                                           17,027           44,676               19,618              57,642
                                                        --------------    --------------    -----------------   -----------------
    Total                                                   $26,419         $ 83,960              $29,010            $ 96,926
                                                        --------------    --------------    -----------------   -----------------
                                                        --------------    --------------    -----------------   -----------------
RECONCILIATION OF EBITDA CONTRIBUTION TO EBITDA:
  Total EBITDA Contribution (as above)                      $26,419         $ 83,960              $29,010            $ 96,926
  Less, holding company expenses                             (2,468)          (7,648)              (2,468)             (7,648)
                                                        --------------    --------------    -----------------   -----------------
  EBITDA (1)                                                $23,951         $ 76,312              $26,542            $ 89,278
                                                        --------------    --------------    -----------------   -----------------
                                                        --------------    --------------    -----------------   -----------------

Notes:
(1) EBITDA represents earnings before interest expense, income taxes, depreciation and amortization and extraordinary item.
(2) EBITDA as adjusted represents earnings after interest expense and income taxes but before depreciation and amortization and extraordinary item.
(3) Pro forma financial data gives effect to the investments in Essex, Davis Hamilton and Rorer and financing transactions which occurred during 1998 and 1999 as if each of such transactions occurred as of January 1, 1998.
(4) Assets under management for Reported Three Months 12/31/98 and Reported Year Ended 12/31/98 reflect assets for Davis Hamilton. Reported Revenues, Owners, Allocation, and EBITDA Contribution for the same periods do not reflect the investment in Davis Hamilton due to its closing date of December 31, 1998.
(5) Owners' Allocation represents the portion of an Affiliate's revenues that is allocated to the owners of that Affiliate, including AMG, generally in proportion to their ownership interests, pursuant to the revenue sharing agreement with such Affiliate.
(6) EBITDA Contribution represents the portion of an Affiliate's revenues that is allocated to AMG after amounts retained by the Affiliate for compensation and day-to-day operating and overhead expenses, but before the interest, income taxes, depreciation and amortization expenses of the Affiliate.